Exhibit Index

Exhibit No. (99.1) Presentation slides at Robert W. Baird & Co. Industrial Conference in Chicago, Illinois on November 8, 2006.

EXHIBIT 99.1

ADDITIONAL EXHIBITS

Presentation Slides